GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated August 8, 2013 to the

Prospectus dated April 30, 2013

(the “Prospectus”)

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Graham Capital Management, L.P. will now serve as an Underlying Manager of the Fund.

Effective as of August 8, the Fund’s Prospectus is revised as follows:

The following replaces the first sentence in the fourth paragraph under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Principal Strategy”:

The Fund will also invest in derivatives for both hedging and non-hedging purposes (although no Underlying Manager is required to hedge any of the Fund’s positions or to use derivatives).

The following replaces the fourth and fifth sentences in “Tactical Trading Strategies” under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Management Process”:

Tactical Trading managers typically employ futures in an investment style that may use quantitative modeling techniques (for example, determining an asset’s value based upon an analysis of price history, price momentum, and the asset’s value relative to that of other assets, among other factors). Tactical Trading managers may employ fundamental analysis and/or quantitative modeling techniques.

The following is added under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Principal Risks of the Fund”:

Geographic Risk.  Concentration of the investments of the Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.

The following replaces the first sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Principal Risk—Multi-Manager Approach Risk”:

The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers.

All references to “security” under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Principal Risk—Multi-Manager Approach Risk” are hereby changed to “investment.”

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternative Fund—Summary—Portfolio Management”:

As of the date of this prospectus, Ares Capital Management II LLC (“Ares”), Brigade Capital Management, LLC (“Brigade”), GAM International Management Limited (“GAM”), Graham Capital Management, L.P. (“GCM”), Karsch Capital Management, LP (“KCM”) and Lateef Investment Management L.P. (“Lateef”) are the Underlying Managers (investment subadvisers) for the Fund.

The following replaces the first sentence in the fourth paragraph under “Investment Management Approach—Principal Investment Strategy”:

The Fund will also invest in derivatives for both hedging and non-hedging purposes (although no Underlying Manager is required to hedge any of the Fund’s positions or to use derivatives).

The following replaces the fourth and fifth sentences in “Tactical Trading Strategies” under “Investment Management Approach—Management Process”:

Tactical Trading managers typically employ futures in an investment style that may use quantitative modeling techniques (for example, determining an asset’s value based upon an analysis of price history, price momentum, and the asset’s value relative to that of other assets, among other factors). Tactical Trading managers may employ fundamental analysis and/or quantitative modeling techniques.

The following replaces the row labeled “Geographic” in the table under “Risks of the Fund”:

Geographic	✓

The following replaces the first sentence in “Investment Management Approach—Risks of the Fund—Multi-Manager Approach Risk”:

The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers.

All references to “security” under “Investment Management Approach—Risks of the Fund—Multi-Manager Approach Risk” are hereby changed to “investment.”

The following is added above “Karsch Capital Management, L.P.” under “Service Providers—Investment Subadvisers (Underlying Managers)”:

Graham Capital Management, L.P.

GCM, located at 40 Highland Avenue, Rowayton, CT, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), focuses primarily on discretionary and quantitative macro-oriented investment strategies. Founded in 1994 GCM has approximately $7.5 billion of assets under management as of December 31, 2012. With respect to the Fund, the firm manages an allocation within the Tactical Trading strategy.

The following replaces the first sentence in “Statement of Intention” under “Shareholder Guide.”

You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds.

The following replaces the first sentence in “Risks of Derivative Investments” under “Appendix A Additional Information on Portfolio Risks, Securities and Techniques—Other Portfolio Risks.”

The Fund will invest in derivative instruments including and without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions.

This Supplement should be retained with your Prospectus for future reference.

MMALTUMSTK 08-13